Filed pursuant to Rules 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Pyrford International Stock Fund

(the “Fund”)

Supplement dated February 7, 2018 to the Prospectus and

Summary Prospectus, each dated December 29, 2017

At the meeting held on February 6–7, 2018, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved the redesignation and conversion of Class Y shares of the Fund into Class A shares of the Fund (the “Conversion”) pursuant to a plan of redesignation and conversion (the “Plan”), subject to shareholder approval. The Board also approved one or more amendments to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to terminate Class Y shares of the Fund.

Class Y shareholders of the Fund will be asked to approve the Conversion, as well as one or more amendments to the Articles of Incorporation to terminate the Class Y shares of the Fund, at a special meeting of shareholders. Class Y shareholders will receive a proxy statement describing in detail the Conversion and the Board’s consideration of the Conversion and the Plan, along with a proxy card and voting instructions.

If the Conversion is approved, any outstanding Class Y shares of the Fund on the date of redesignation and conversion will be automatically converted into Class A shares of the Fund. The Conversion will not be treated as a taxable event for federal income tax purposes.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.